Exhibit 99.1

FERRO SHAREHOLDERS APPROVE ACQUISITION BY AN AFFILIATE OF PRINCE

CLEVELAND, Ohio – September 9, 2021 – Cleveland (September 9, 2021) – Ferro Corporation (NYSE: FOE), a leading global supplier of technology-based functional coatings and color solutions, today announced that its shareholders voted overwhelmingly to approve its acquisition by an affiliate of Prince International Corporation at a special meeting of Ferro shareholders held today.

Under the terms of the proposed merger, Ferro shareholders will have the right to receive $22.00 in cash, without interest and less any applicable withholding taxes, for each share of Ferro common stock that they own immediately prior to the effective time. Upon the terms and subject to the satisfaction or waiver of the conditions set forth in the merger agreement and in accordance with the Ohio General Corporation Law, at the effective time of the merger, PMHC Fortune Merger Sub, Inc., an affiliate of Prince, will merge with and into Ferro, with Ferro continuing as the surviving corporation in the merger and as a direct or indirect wholly owned subsidiary of Prince.

Ferro continues to anticipate that the closing of the merger will occur in the first quarter of 2022 pending antitrust and regulatory approvals, and satisfaction of other customary closing conditions.

About Ferro Corporation

Ferro Corporation (www.ferro.com) is a leading global supplier of technology-based functional coatings and color solutions. Ferro supplies functional coatings for glass, metal, ceramic and other substrates and color solutions in the form of specialty pigments and colorants for a broad range of industries and applications. Ferro products are sold into the building and construction, automotive, electronics, industrial products, household furnishings and appliance markets. The Company’s reportable segments include: Functional Coatings and Color Solutions. Headquartered in Mayfield Heights, Ohio, the Company has approximately 3,700 associates globally and reported 2020 sales of $959 million.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. We intend for these forward-looking statements to be covered by the safe harbor provisions of the federal securities laws relating to forward-looking statements. These forward-looking statements include statements relating to the expected timing, completion and effects of the proposed merger, as well as other statements representing management’s beliefs about, future events, transactions, strategies, operations and financial results, including, without limitation, our expectations with respect to the costs and other anticipated financial impacts of the merger; future financial and operating results of Ferro; Ferro’s plans, objectives, expectations and intentions with respect to future operations and services; required approvals to complete the merger by our shareholders and by governmental regulatory authorities, and the timing and conditions for such approvals; the stock price of Ferro prior to the consummation of the transactions; and the satisfaction of the closing conditions to the proposed merger. Such forward-looking statements often contain words such as “assume,” “will,” “anticipate,” “believe,” “predict,” “project,” “potential,” “contemplate,” “plan,” “forecast,” “estimate,” “expect,” “intend,” “is targeting,” “may,” “should,” “would,” “could,” “goal,” “seek,” “hope,” “aim,” “continue” and other similar words or expressions or the negative thereof or other variations thereon. Forward-looking statements are made based upon management’s current expectations and beliefs and are not guarantees of future performance. Such forward-looking statements involve numerous assumptions, risks and uncertainties that may cause actual results to differ materially from those expressed or implied in any such statements. Our actual business, financial condition or results of operations may differ materially from those suggested by forward-looking statements as a result of risks and uncertainties which include, among others, those risks and uncertainties described in any of our filings with the Securities and Exchange Commission (the “SEC”). Certain other factors which may impact our business, financial condition or results of operations or which may cause actual results to differ from such forward-looking statements are discussed or included in our periodic reports filed with the SEC and are available on our website at www.ferro.com under “Investors.” You are urged to carefully consider all such factors. Although it is believed that the expectations reflected in such forward-looking statements are reasonable and are expressed in good faith, such expectations may not prove to be correct and persons reading this Current Report on Form 8-K are therefore cautioned not to place undue reliance on these forward-looking statements which speak only to expectations as of the date of this Current Report on Form 8-K. We do not undertake or plan to update or revise forward-looking statements to reflect actual results, changes in plans, assumptions, estimates or projections, or other circumstances occurring after the date of this Current Report on Form 8-K, even if such results, changes or circumstances make it clear that any forward-looking information will not be realized. If we make any future public statements or disclosures which modify or impact any of the forward-looking statements contained in or accompanying this Current Report on Form 8-K, such statements or disclosures will be deemed to modify or supersede such statements in this Current Report on Form 8-K.

Investor Contact:

Kevin Cornelius Grant, 216.875.5451

Director of Investor Relations and Corporate Communications

kevincornelius.grant@ferro.com

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